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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                    of 1934



Date of Report
(Date of earliest event reported):  March 30, 1999
                                  -------------------


                                 SEMPRA ENERGY
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            (Exact name of registrant as specified in its charter)

CALIFORNIA                           1-14201                          33-0732627
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(State of incorporation            (Commission                   I.R.S. Employer
or organization                    File Number)               Identification No.

101 ASH STREET, SAN DIEGO, CALIFORNIA                                      92101
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(Address of principal executive offices)                              (Zip Code)

                                                                  (619) 696-2000
Registrant's telephone number, including area code------------------------------

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        (Former name or former address, if changed since last report.)

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Item 5.  Other Events

Early Termination of HSR Waiting Period
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     As previously disclosed, Sempra Energy, a California corporation (the
"Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of February 20, 1999, among the Company, Cardinal Acquisition Corp., a California corporation ("Merger Sub"), and K N Energy, Inc., a Kansas corporation ("K N"). Pursuant to the Merger Agreement, among other things, K N will be merged with and into Merger Sub, with Merger Sub as the surviving corporation (the "Merger"). One of the conditions to completion of the Merger was termination or expiration of the waiting period required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder (the "HSR Act").

     On March 30, 1999, the Company received notification from the Federal Trade Commission that its request for early termination of the waiting period under the HSR Act with respect to the Merger was granted.

Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits.

         99.1 Joint Press Release issued by the Company and K N on April 2,
              1999.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SEMPRA ENERGY
                                         (Registrant)


Date:   April 2, 1999                 By: /s/ F. H. Ault
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                                          F. H. Ault
                                          Vice President and Controller